U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - October 20, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-50330                 65-1172823
        ------------                   -------                 ----------
(State or other Jurisdiction    (Commission File No.)    (IRS Employer
      of Incorporation)                                  Identification Number)


   731 Chestnut Street, Emmaus, PA                                      18049
   ----------------------------------                                  -------
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        None

Item 2. Acquisition or Disposition of Assets.

        None

Item 3. Bankruptcy or Receivership

        None

Item 4. Changes in Registrant's Certifying Accountant.

        None

Item  5. Other Events and Required.

        None

Item 6. Resignations of Registrant's Directors.

        None

Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

        (a)  Financial Statements of Businesses Acquired.

        None

        (b) Pro Forma Financial Information.

        None

        (c) Exhibits:

            The following exhibits are furnished herewith:

            99.1 Press  release, dated October 16, 2003, of East Penn  Financial
                 Corporation.

Item 8. Change in Fiscal Year.

        None

Item 9. Regulation FD Disclosure.

        None

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefits Plan.

        None

Item 12. Results of Operations and Financial Condition.

         On October 16, 2003, East Penn Financial Corporation issued a press release discussing its third quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EAST PENN BANK
                                  (Registrant)


Dated: October 20, 2003                          /s/ Brent L. Peters
                                                 -------------------------------
                                                  Brent L. Peters, President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                       MANUALLY
                                                                        SIGNED
EXHIBIT NO.                                                            ORIGINAL
-----------                                                            --------


99.1              Press release, dated October 16, 2003,                  6
                  of East Penn Financial Corporation.